Short Term Bank Loans and Banking Facilities	12 Months Ended
Mar. 31, 2014
Debt Disclosure [Abstract]
Short Term Bank Loans and Banking Facilities
14.	SHORT TERM BANK LOANS AND BANKING FACILITIES

Global-Tech has provided a bank with: (i) an unlimited corporate guarantee for general banking facilities granted to certain subsidiaries of the Company; and (ii) a security agreement over bank deposits and available-for-sale investments in aggregate of HK$10.0 million (equivalent to US$1,289,108) for general banking facilities granted to a subsidiary of the Company without obtaining written consent of the bank for general facilities granted to its Hong Kong subsidiaries. The Company has made deposits to banks as security for credit facilities granted to the PRC subsidiaries, including bank loans and bills payable.

The Company has credit facilities with a number of banks amounting to the equivalent of US$13,212,260 and US$15,880,533 as of March 31, 2014 and 2013 respectively. Of these amounts, HK$10.0 million (equivalent to US$1,289,108) and HK$10.0 million (equivalent to US$1,288,244) were denominated in Hong Kong dollars as of March 31, 2014 and 2013, respectively.

Of the credit facilities, the Company utilized HK$8,008,123 (equivalent to US$1,032,334) and RMB38,832,198 (equivalent to US$6,248,342) as of March 31, 2014 compared to US$4,826,241 and HK$10,599 (in total equivalent to US$4,827,607) utilized as of March 31, 2013.

Banking facilities of HK$1,991,877 (equivalent to US$256,775) and RMB35,267,802 (equivalent to US$5,674,809), and HK$9,989,401 (equivalent to US$1,286,878) and RMB60,661,802 (equivalent to US$9,766,048) remained unutilized as of March 31, 2014 and 2013, respectively.

The weighted average interest rate of the bank loans for the years ended March 31, 2014 and 2013 was 0.55% and 0.48% per annum respectively with an average maturity of 74 and 189 days from March 31, 2014 and 2013, respectively.